                                                                    Exhibit 99.4

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

  -----------------------------------------
  CASE NAME: Kitty Hawk International, Inc.           ACCRUAL BASIS
  -----------------------------------------

  -----------------------------------------
  CASE NUMBER: 400-42144                               02/13/95, RWD, 2/96
  -----------------------------------------

  -----------------------------------------
  JUDGE: Barbara J. Houser
  -----------------------------------------

                       UNITED STATES BANKRUPTCY COURT RT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: JULY 31, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


  RESPONSIBLE PARTY:

  /s/ Drew Keith                                   Chief Financial Officer
  ----------------------------------------      -----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY            TITLE

  Drew Keith                                       8/20/01
  ----------------------------------------      -----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                  DATE

  PREPARER:

  /s/ Jessica L. Wilson                            Chief Accounting Officer
  ----------------------------------------      -----------------------------
  ORIGINAL SIGNATURE OF PREPARER                     TITLE

  Jessica L. Wilson                                8/20/01
  ----------------------------------------      -----------------------------
  PRINTED NAME OF PREPARER                           DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                  ACCRUAL BASIS-1
   ------------------------------------------

   ------------------------------------------
   CASE  NUMBER: 400-42144                              02/13/95, RWD, 2/96
   ------------------------------------------

   -----------------------------------------
   COMPARATIVE BALANCE SHEET
   ---------------------------------------------------------------------------------------------------------------------------
                                                          SCHEDULE                  MONTH               MONTH          MONTH
                                                                          ----------------------------------------------------
   ASSETS                                                   AMOUNT                 July 2001
   --------------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED CASH                         $     40,098            $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED CASH                                                   $ 20,424,198                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   3.      TOTAL CASH                                $     40,098            $ 20,424,198                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS RECEIVABLE (NET)                 $  9,006,275            $  7,129,535                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                 $ 20,429,725            $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   6.      NOTES RECEIVABLE                                                  $  3,000,000                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   7.      PREPAID EXPENSES                                                       ($1,309)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                       $ 21,367,511           ($351,714,172)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL CURRENT ASSETS                      $ 50,843,609           ($321,161,748)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY, PLANT & EQUIPMENT               $474,988,760            $520,767,098                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   11.     LESS: ACCUMULATED
           DEPRECIATION / DEPLETION                                          $439,236,027                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   12.     NET PROPERTY, PLANT &
           EQUIPMENT                                 $474,988,760            $ 81,531,071                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                                                 $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   14.     OTHER ASSETS - NET OF
           AMORTIZATION (ATTACH LIST)                                        $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                                               $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                              $525,832,369           ($239,630,677)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   --------------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS PAYABLE                                                  $     78,034                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   18.     TAXES PAYABLE                                                     $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   19.     NOTES PAYABLE                                                     $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL FEES                                                 $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   21.     SECURED DEBT                                                      $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   22.     OTHER (ATTACH LIST)                                              ($147,994,874)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   23.     TOTAL POSTPETITION
           LIABILITIES                                                      ($147,916,840)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   --------------------------------------------------------------------------------------------------------------------------
   24.     SECURED DEBT                              $ 23,187,921            $ 22,196,865                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY DEBT                             $  4,672,323            $          0                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED DEBT                            $392,188,633            $ 16,874,368                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                                               $ 75,981,394                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   28.     TOTAL PREPETITION LIABILITIES             $420,048,877            $115,052,627                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                         $420,048,877            ($32,864,213)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   EQUITY
   --------------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION OWNERS' EQUITY                                        $ 16,327,446                  $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION CUMULATIVE
           PROFIT OR (LOSS)                                                 ($223,093,910)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   32.     DIRECT CHARGES TO EQUITY
           (ATTACH EXPLANATION)
   --------------------------------------------------------------------------------------------------------------------------
   33.     TOTAL EQUITY                              $          0           ($206,766,464)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------
   34.     TOTAL LIABILITIES &
           OWNERS' EQUITY                            $420,048,877           ($239,630,677)                 $0             $0
   --------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                                        Monthly Operating Report

        ---------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.       ACCRUAL BASIS-2
        ---------------------------------------------

        ---------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        ---------------------------------------------

        -------------------------------------------------
        INCOME STATEMENT
        ---------------------------------------------------------------------------------------------------------------------------
                                                               MONTH                 MONTH          MONTH                 QUARTER
                                                         ----------------------------------------------------------
        REVENUES                                             July 2001                                                     TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.     GROSS REVENUES                                   $59,080                $0              $0               $59,080
        ------------------------------------------------------------------------------------------------------------------------
        2.     LESS: RETURNS & DISCOUNTS                        $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        3.     NET REVENUE                                      $59,080                $0              $0               $59,080
        ------------------------------------------------------------------------------------------------------------------------
        COST OF GOODS SOLD
        ------------------------------------------------------------------------------------------------------------------------
        4.     MATERIAL                                         $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        5.     DIRECT LABOR                                     $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        6.     DIRECT OVERHEAD                                  $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        7.     TOTAL COST OF GOODS SOLD                         $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        8.     GROSS  PROFIT                                    $59,080                $0              $0               $59,080
        ------------------------------------------------------------------------------------------------------------------------
        OPERATING EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        9.     OFFICER / INSIDER COMPENSATION                   $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        10.    SELLING & MARKETING                              $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        11.    GENERAL & ADMINISTRATIVE                        ($19,826)               $0              $0              ($19,826)
        ------------------------------------------------------------------------------------------------------------------------
        12.    RENT & LEASE                                    ($21,000)               $0              $0              ($21,000)
        ------------------------------------------------------------------------------------------------------------------------
        13.    OTHER (ATTACH LIST)                              $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        14.    TOTAL OPERATING EXPENSES                        ($40,826)               $0              $0              ($40,826)
        ------------------------------------------------------------------------------------------------------------------------
        15.    INCOME BEFORE NON-OPERATING
               INCOME & EXPENSE                                 $99,906                $0              $0               $99,906
        ------------------------------------------------------------------------------------------------------------------------
        OTHER INCOME & EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        16.    NON-OPERATING INCOME (ATT. LIST)                 $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        17.    NON-OPERATING EXPENSE (ATT.  LIST)               $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        18.    INTEREST EXPENSE                                 $    95                $0              $0               $    95
        ------------------------------------------------------------------------------------------------------------------------
        19.    DEPRECIATION / DEPLETION                         $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        20.    AMORTIZATION                                     $ 7,942                $0              $0               $ 7,942
        ------------------------------------------------------------------------------------------------------------------------
        21.    OTHER (ATTACH LIST)                             ($52,321)               $0              $0              ($52,321)
        -----------------------------------------------------------------------------------------------------------------------
        22.    NET OTHER INCOME & EXPENSES                     ($44,284)               $0              $0              ($44,284)
        ------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ------------------------------------------------------------------------------------------------------------------------
        23.    PROFESSIONAL FEES                                $22,804                $0              $0               $22,804
        ------------------------------------------------------------------------------------------------------------------------
        24.    U.S. TRUSTEE FEES                                $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                              $     0                $0              $0               $     0
        ------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL REORGANIZATION EXPENSES                    $22,804                $0              $0               $22,804
        ------------------------------------------------------------------------------------------------------------------------
        27.    INCOME TAX                                       $48,547                $0              $0               $48,547
        ------------------------------------------------------------------------------------------------------------------------
        28.    NET PROFIT (LOSS)                                $72,839                $0              $0               $72,839
        ------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.       ACCRUAL BASIS-3
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        --------------------------------------------


        ------------------------------------------------------------------------------------------------------------------------
        CASH  RECEIPTS  AND                                 MONTH               MONTH             MONTH             QUARTER
                                                       ----------------------------------------------------------
        DISBURSEMENTS                                     July 2001                                                  TOTAL
        ----------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                      $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        ----------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                     $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        ----------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                    $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                   $5,000                  $0                $0             $5,000
        ----------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                       $5,000                  $0                $0             $5,000
        ----------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        ----------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                 $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                 $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                           ($5,000)                 $0                $0            ($5,000)
        ----------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                  ($5,000)                 $0                $0            ($5,000)
        ----------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                 $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                           $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        ----------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                    $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                             $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                  $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                      $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                      $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                      $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                            $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                               $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                         $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                  $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                          $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                       $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                    $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                            $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                  $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        ----------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                              $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                              $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                            $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                  $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                            $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                  $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                            $    0                  $0                $0             $    0
        ----------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.     ACCRUAL BASIS-4
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        --------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                  SCHEDULE                  MONTH            MONTH          MONTH
                                                                                   -------------------------------------------------
        ACCOUNTS RECEIVABLE AGING                                  AMOUNT                 July 2001
        ----------------------------------------------------------------------------------------------------------------------------
        1.      0-30                                                                 $      125               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        2.      31-60                                                                $        0               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        3.      61-90                                                                $        0               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        4.      91+                                                                  $7,129,410               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL ACCOUNTS RECEIVABLE                           $ 0              $7,129,535               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                      $        0               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------
        7.      ACCOUNTS RECEIVABLE (NET)                           $ 0              $7,129,535               $ 0            $ 0
        ----------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------
        AGING OF POSTPETITION TAXES AND PAYABLES                                                   MONTH:        July 2001
                                                                                                           ------------------------
        ---------------------------------------------------------------------------------------------------------------------------
                                                          0-30              31-60          61-90           91+
        TAXES PAYABLE                                     DAYS              DAYS           DAYS           DAYS            TOTAL
        ---------------------------------------------------------------------------------------------------------------------------
        1.      FEDERAL                                  $    0            $    0           $ 0          $     0         $     0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      STATE                                    $    0            $    0           $ 0          $     0         $     0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      LOCAL                                    $    0            $    0           $ 0          $     0         $     0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER (ATTACH LIST)                      $    0            $    0           $ 0          $     0         $     0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      TOTAL TAXES PAYABLE                      $    0            $    0           $ 0          $     0         $     0
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        6.      ACCOUNTS PAYABLE                         $5,467            $7,840           $28          $64,699         $78,034
        ---------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------
        STATUS OF POSTPETITION TAXES                                                                MONTH:       July 2001
                                                                                                          -------------------------
        ---------------------------------------------------------------------------------------------------------------------------
                                                                 BEGINNING           AMOUNT                                ENDING
                                                                    TAX           WITHHELD AND/         AMOUNT               TAX
        FEDERAL                                                 LIABILITY*         0R ACCRUED            PAID             LIABILITY
        ---------------------------------------------------------------------------------------------------------------------------
        1.      WITHHOLDING**                                         $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      FICA-EMPLOYEE**                                       $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      FICA-EMPLOYER**                                       $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      UNEMPLOYMENT                                          $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      INCOME                                                $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      OTHER (ATTACH LIST)                                   $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        7.      TOTAL FEDERAL TAXES                                   $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        STATE AND LOCAL
        ---------------------------------------------------------------------------------------------------------------------------
        8.      WITHHOLDING                                           $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        9.      SALES                                                 $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        10.     EXCISE                                                $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        11.     UNEMPLOYMENT                                          $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        12.     REAL PROPERTY                                         $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        13.     PERSONAL PROPERTY                                     $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        14.     OTHER (ATTACH LIST)                                   $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        15.     TOTAL STATE & LOCAL                                   $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL TAXES                                           $0                 $0                 $0                 $0
        ---------------------------------------------------------------------------------------------------------------------------

        * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
        ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        --------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.     ACCRUAL BASIS-5
        --------------------------------------------

        --------------------------------------------
        CASE NUMBER: 400-42144                         02/13/95, RWD, 2/96
        --------------------------------------------

        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                      MONTH:        July 2001
        -------------------------------------------------                                   ---------------------------------------
        BANK RECONCILIATIONS
                                                               Account #1           Account #2           Account #3
        ---------------------------------------------------------------------------------------------------------------------------
        A.          BANK:                                       Bank One             Bank One             Bank One
        -----------------------------------------------------------------------------------------------------------------
        B.          ACCOUNT NUMBER:                            1559691322           1559691330           9320014690          TOTAL
        -----------------------------------------------------------------------------------------------------------------
        C.          PURPOSE (TYPE):                              Deposit              Payroll         Health Insurance
        ---------------------------------------------------------------------------------------------------------------------------
        1.      BALANCE PER BANK STATEMENT                               $0                   $0                   $0           $0
        ---------------------------------------------------------------------------------------------------------------------------
        2.      ADD: TOTAL DEPOSITS NOT CREDITED                         $0                   $0                   $0           $0
        ---------------------------------------------------------------------------------------------------------------------------
        3.      SUBTRACT: OUTSTANDING CHECKS                             $0                   $0                   $0           $0
        ---------------------------------------------------------------------------------------------------------------------------
        4.      OTHER RECONCILING ITEMS                                  $0                   $0                   $0           $0
        ---------------------------------------------------------------------------------------------------------------------------
        5.      MONTH END BALANCE PER BOOKS                              $0                   $0                   $0           $0
        ---------------------------------------------------------------------------------------------------------------------------
        6.      NUMBER OF LAST CHECK WRITTEN               N/A - Lockbox only       No activity        Account closed
        ---------------------------------------------------------------------------------------------------------------------------

        -----------------------------------------------
        INVESTMENT ACCOUNTS
        --------------------------------------------------------------------------------------------------------------------------
                                                       DATE OF          TYPE OF           PURCHASE                CURRENT
        BANK, ACCOUNT NAME & NUMBER                   PURCHASE        INSTRUMENT            PRICE                  VALUE
        --------------------------------------------------------------------------------------------------------------------------
        7.      N/A
        --------------------------------------------------------------------------------------------------------------------------
        8.      N/A
        --------------------------------------------------------------------------------------------------------------------------
        9.      N/A
        --------------------------------------------------------------------------------------------------------------------------
        10.     N/A
        --------------------------------------------------------------------------------------------------------------------------
        11.     TOTAL INVESTMENTS                                                               $0                     $0
        --------------------------------------------------------------------------------------------------------------------------

        -------------------------------------------
        CASH
        --------------------------------------------------------------------------------------------------------------------------
        12.     CURRENCY ON HAND                                                                                        $0
        --------------------------------------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        13.     TOTAL CASH - END OF MONTH                                                                               $0
        --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report


       --------------------------------------------
       CASE NAME: Kitty Hawk International, Inc.        ACCRUAL BASIS-6
       --------------------------------------------

       --------------------------------------------
       CASE NUMBER: 400-42144                           02/13/95, RWD, 2/96
       --------------------------------------------

                                                        MONTH:    July 2001
                                                              ------------------

       --------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       --------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ----------------------------------------------------------------------------------------------
                                                  INSIDERS
       ----------------------------------------------------------------------------------------------
                                           TYPE OF                 AMOUNT            TOTAL PAID
                     NAME                  PAYMENT                  PAID               TO DATE
       ----------------------------------------------------------------------------------------------
       1.   Pete Sanderlin         Salary                                     $0             $17,200
       ----------------------------------------------------------------------------------------------
       2.   Tom Mealie             Salary                                     $0             $17,200
       ----------------------------------------------------------------------------------------------
       3.   N/A
       ----------------------------------------------------------------------------------------------
       4.   N/A
       ----------------------------------------------------------------------------------------------
       5.   N/A
       ----------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                                                       $0             $34,400
       ----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
       -----------------------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                                                     TOTAL
                                     ORDER AUTHORIZING         AMOUNT              AMOUNT         TOTAL PAID           INCURRED
                NAME                      PAYMENT             APPROVED              PAID            TO DATE           & UNPAID *
       -----------------------------------------------------------------------------------------------------------------------------
       1.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       2.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       3.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       4.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       5.   N/A
       -----------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                       $0                  $0               $0                  $0
       -----------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       -------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
       -------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------
                                                   SCHEDULED             AMOUNTS
                                                    MONTHLY               PAID                TOTAL
                                                    PAYMENTS             DURING              UNPAID
                NAME OF CREDITOR                      DUE                 MONTH           POSTPETITION
       ----------------------------------------------------------------------------------------------------
       1.   GE Capital                                      $  855              $  855                  $0
       ----------------------------------------------------------------------------------------------------
       2.   GE Capital                                      $  784              $1,568                  $0
       ----------------------------------------------------------------------------------------------------
       3.   GE Capital                        varies                            $    0                  $0
       ----------------------------------------------------------------------------------------------------
       4.   N/A                                                                 $    0                  $0
       ----------------------------------------------------------------------------------------------------
       5.   N/A                                                                                         $0
       ----------------------------------------------------------------------------------------------------
       6    TOTAL                                           $1,639              $2,423                  $0
       ----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
        ------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.    ACCRUAL BASIS-7
        ------------------------------------------

        ------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        ------------------------------------------

                                                     MONTH:   July 2001
                                                              ------------------

        -----------------
        QUESTIONNAIRE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                            YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                            X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
               LOANS) DUE FROM RELATED PARTIES?                                                              X
        ----------------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
               THIS REPORTING PERIOD?                                                                        X
        ----------------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
               DEBTOR FROM ANY PARTY?                                                                                          X
        ----------------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
        ----------------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
               PAST DUE?                                                                                                       X
        ----------------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
        ----------------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
               DELINQUENT?                                                                                                     X
        ----------------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
               REPORTING PERIOD?                                                                                               X
        ----------------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
        ------------------------------------------------------------------------
        Item 4 - In July GE Capital was paid for debt outstanding as equipment was located and used in operations.
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
        Item 3 - The company currently has a note for $3 mm due from Kalitta Air, owned by Connie Kalitta, for the purchase of a Boeing 747 in 11/01.
        ------------------------------------------------------------------------

        --------------------
        INSURANCE
        ----------------------------------------------------------------------------------------------------------------------------
                                                                                                         YES                NO
        ----------------------------------------------------------------------------------------------------------------------------
        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
               NECESSARY INSURANCE COVERAGES IN EFFECT?                                                    X
        ----------------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                      X
        ----------------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ----------------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------
                                                                INSTALLMENT  PAYMENTS
        ----------------------------------------------------------------------------------------------------------------------------
                    TYPE  OF                                                                                    PAYMENT AMOUNT
                     POLICY                            CARRIER                    PERIOD COVERED                  & FREQUENCY
        ----------------------------------------------------------------------------------------------------------------------------
               See Kitty Hawk, Inc. Case #400-42141
        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    --------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.       FOOTNOTES SUPPLEMENT
    --------------------------------------------

    --------------------------------------------
    CASE NUMBER: 400-42144                          ACCRUAL BASIS
    --------------------------------------------
                                                    MONTH: July 2001
                                                           ---------------------

    --------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER   LINE NUMBER                      FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              7                                All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              General                          This operation closed in May of 2000. Costs incurred during
    --------------------------------------------------------------------------------------------------------------------------------
                                                  April 2001 consisted of costs associated with shut down
    --------------------------------------------------------------------------------------------------------------------------------
                                                  procedures and maintaining collateral.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3                       8        All cash received into the Company cash accounts is swept
    --------------------------------------------------------------------------------------------------------------------------------
                                                  each night to Kitty Hawk, Inc. Master Account (see Case
    --------------------------------------------------------------------------------------------------------------------------------
                                                  #400-42141).
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3                       31       All disbursements (either by wire transfer or check), including payroll, are
    --------------------------------------------------------------------------------------------------------------------------------
                                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------------------------
                                                  account.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              4                       6        All assessments of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------------------------
                                                  at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    --------------------------------------------------------------------------------------------------------------------------------
                                                  are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------------------------------------
                                                  as deemed necessary.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              3                       28       All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              6                    General     The monthly GE Capital payments in the last year of the scheduled payments
    --------------------------------------------------------------------------------------------------------------------------------
                                                  are significantly less than payments previously made.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                       July 2001

8.  OTHER (ATTACH LIST)                              $ (351,714,172)Reported
                                                     --------------
         Intercompany Receivables                      (366,847,127)
         A/R Senior Noteholders                             793,217
         A/R 401(k) Loan                                     (4,535)
         A/R Insurance                                      133,954
         A/R Auction Proceeds                                     -
         A/R Aging Reconciling item                          67,999
         Deferred Taxes                                  13,097,746
         Loan Org Costs                                      39,709
         Deposits - Aircraft                                360,971
         Deposits - Rent                                    218,828
         Security Deposit                                   425,066
                                                     --------------
                                                       (351,714,172)Detail
                                                     --------------
                                                                  - Difference



22. OTHER  (ATTACH  LIST)                              (147,994,874)Reported
                                                     --------------
         Accrued income taxes                          (148,729,273)
         Accrued Misc                                      (279,056)
         Customer deposit                                 1,001,955
         Accrued Fuel                                        11,500
                                                     --------------
                                                       (147,994,874)Detail
                                                     --------------
                                                                  - Difference

27. OTHER (ATTACH LIST)                              $   75,981,394 Reported
                                                     --------------
         Deferred Taxes                                  87,246,212
         Accrued Taxes payable                          (18,954,646)
         Aircraft Maintenance Reserves                            -
         Accrued Fuel expenses                            5,403,028
         Prepaid Fuel                                    (5,661,963)
         Accrued Salaries/Vacation/Employee Benefits      4,075,349
         Uncleared 4/28/00 Payroll Checks                    66,601
         A/P Other/Accrued/Unrecorded                      (275,816)
         Purchase reserves                                1,762,176
         Accrued Landing fees/parking/cargo fees          1,646,149
         Various accrued taxes                            1,313,200

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

         Other Misc accruals                                (638,896)
                                                       -------------
                                                          75,981,394 Detail
                                                       -------------
                                                                   - Difference

ACCRUAL BASIS-2
21    NON-OPERATING INCOME (ATT. LIST)                      ($52,321)Reported
                                                       -------------
        Interest income on restricted cash investments       (65,271)
        Loss on asset sales                                   12,950
                                                       -------------
                                                             (52,321)Detail
                                                       -------------
                                                                   - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                     (5,000)Reported
                                                       -------------
        Transfer to Inc - all money sweeps
                                                       -------------
              to KH Inc. Case #400-42141                      (5,000)Detail
                                                       -------------
                                                                   - Difference